CORPORATE GUARANTEE


3689697 CANADA INC.
300, Leo Pariseau Street
Suite 2000
Montreal (Quebec)
H2X 4B3

RE:      3689697 CANADA INC. ("CREDITOR")

AND:     TOTAL FIRST AID, INC. ("DEBTOR")

Dear Sirs:

PART I - GUARANTEE

1.       DEFINITIONS

1.1      For purposes hereof the following terms have the following meanings:

(a) "CREDITOR" means the CREDITOR referred to above, and all its successors, assigns and legal representatives;

(b) "DEBTOR" means the DEBTOR referred to above, and all its successors, assigns and legal representatives;

(c) "GUARANTORS" means FSG Consultants Inc. and Progestic International Inc. and their successors, assigns and legal representatives.

(d) "OBLIGATIONS" means any and all indebtedness, liabilities and obligations of the DEBTOR to the CREDITOR pursuant to the PROMISSORY NOTE

(e) "PROMISSORY NOTE" means the promissory note issued by the DEBTOR on June 3rd, 2004 in favour of the CREDITOR for an amount of one hundred and fifty thousand US dollars (US. $150,000) and bearing interest at a fixed rate of ten percent (10%) until maturity and at an annual rate of twenty percent (20%) after maturity until paid in full.

2.       GUARANTEE

2.1      SOLIDARY AND INDIVISIBLE OBLIGATION

         For valuable consideration, receipt and sufficiency of which is hereby acknowledged, the GUARANTORS hereby, solidarily with the DEBTOR and with any and all other GUARANTORS, guarantee and bind themselves in favour of the CREDITOR, for the fulfillment and payment, when due, of all the OBLIGATIONS. As a result of the foregoing, the GUARANTORS, the DEBTOR and any other present or future solidary GUARANTORS of the OBLIGATIONS may be compelled separately to pay or fulfil the OBLIGATIONS. The obligations of the GUARANTORS under this Guarantee are indivisible.

2.2      UNLIMITED LIABILITY OF GUARANTORS

         The liability of the GUARANTORS hereunder is unlimited and extends to the full amount of the OBLIGATIONS.

2.3      WAIVER OF BENEFITS OF DIVISION AND DISCUSSION

         The GUARANTORS hereby confirm that the CREDITOR will not be obliged, before dealing with this Guarantee or any security given to the CREDITOR by the GUARANTORS, to exercise or exhaust its recourses against the DEBTOR or against any other party or against any security held by or for the benefit of the CREDITOR as security for the OBLIGATIONS, the GUARANTORS hereby waiving the benefits of division and discussion.

2.4      CONTINUING NATURE OF GUARANTEE

         This Guarantee is a continuing guarantee and shall subsist notwithstanding occasional repayment of the DEBTOR's obligations in whole or in part. It shall guarantee all debts and obligations of the DEBTOR to the CREDITOR, present and future, direct and indirect, of any nature whatsoever in connection with the PROMISSORY NOTE including, without limitation, all costs and disbursements incurred by the CREDITOR for the recovery of such debts and obligations of the DEBTOR to the CREDITOR.

3.       INFORMATION

3.1 At the request of the GUARANTORS, acting reasonably, the CREDITOR will provide the GUARANTORS with any useful information respecting the content and the terms and conditions of the OBLIGATIONS and the progress made in the performance of the OBLIGATIONS. Any such request will be in writing and will be as precise as possible.

4. GUARANTORS' LIABILITY UNAFFECTED

4.1 The liability of the GUARANTORS hereunder will not be extinguished, lessened or affected in any way by reason of the occurrence of any of the following:

(a) Any incapacity, inexistence, change of status, change of name, amalgamation, merger or change in the structure, constitution or membership of the DEBTOR, the CREDITOR, or any of the GUARANTORS or if for any reason the entity which is the CREDITOR of any of the OBLIGATIONS is or becomes someone other than the CREDITOR or the CREDITOR is replaced by any other entity as the lender in the PROMISSORY NOTE or any party other than the DEBTOR becomes the debtor of any of the OBLIGATIONS;

(b) If the DEBTOR, or any of the GUARANTORS becomes insolvent or bankrupt or becomes subject to or seeks the protection or exercise of any rights under any law relating to bankruptcy or insolvency;

(c) The cessation of any special duties to the extent that the present Guarantee may, in any manner, attach thereto or if any of the GUARANTORS ceases to have business dealings with the DEBTOR or to hold any position or fulfil any function whether as director, officer, administrator, partner, employee or otherwise;

(d) If the DEBTOR sells or otherwise disposes of the whole or any portion of its property, assets or enterprise or if any property, assets or enterprise of the DEBTOR becomes subject to a sale or other disposition giving rise to a distribution and the CREDITOR fails to make a claim or makes only a partial claim or values its security in a manner which any of the GUARANTORS considers inappropriate or refrains from valuing any security held by it;

(e) Any irregularity, defect or informality in the creation of any of the OBLIGATIONS or any increase or reduction of the OBLIGATIONS or modification of the terms and conditions thereof;

(f) The failure of any other anticipated GUARANTORS of the OBLIGATIONS to enter into a Guarantee in favour of the CREDITOR, or the release in whole or in part, of any GUARANTORS or the termination of any Guarantee of any GUARANTORS;

(g) If, whether or not with the GUARANTORS' knowledge, the CREDITOR grants extensions of time, renewals, indulgences, waivers, releases, discharges, makes any compromise or transaction or arrangement or otherwise deals with any of the OBLIGATIONS, the DEBTOR or any other party or with any security or guarantees held by it;

(h) The failure of the CREDITOR or any other party to take, protect, perfect or preserve any rights, hypothecs or other security, from the DEBTOR or any other party or the loss, diminution or unenforceability or impossibility to realize or abstention from realization of any such rights, hypothecs or other security, whether or not caused or resulting from any act or omission of the CREDITOR or any person acting for or for whom the CREDITOR may be responsible;

(i)      The death of any other surety; or

(j) Any other act, omission or event whatsoever which might otherwise lessen, affect or discharge a surety.

5.       ACCOUNTS, IMPUTATION AND COMPENSATION

5.1 The GUARANTORS will be bound by any account settled between the CREDITOR and the DEBTOR. Any statement by the CREDITOR of the amount owing by the DEBTOR will constitute, in the absence of manifest error, prima facie evidence of such indebtedness.

5.2 The CREDITOR may apply any monies received from the DEBTOR or others or from any security or guarantees held by the CREDITOR as it deems fit, and from time to time modify such application.

5.3 The CREDITOR may, at its discretion, and without necessity of notice to any of the GUARANTORS, set off and compensate any monies held or amounts owing by the CREDITOR to the GUARANTORS, against any amounts owing to the CREDITOR by the GUARANTORS under this Guarantee.

6.       TERMINATION

         This Guarantee shall bind the GUARANTORS together with the GUARANTORS' successors and assigns until payment in full of the OBLIGATIONS to the CREDITOR.

7. INVALID PAYMENTS AND EVICTION

7.1 If the CREDITOR receives any payment on account of the OBLIGATIONS which is later set aside or required to be repaid by the CREDITOR in whole or in part, then, to the extent of any sum not finally retained by the CREDITOR (regardless of whether such sum is recovered from the CREDITOR by the DEBTOR, its trustee, or any other party acting for, on behalf of or through the DEBTOR or its representative), the amount of the payment so set aside or repaid by the CREDITOR will form part of the OBLIGATIONS and the GUARANTORS will be liable to the CREDITOR for repayment thereof, on demand, notwithstanding any termination of this Guarantee.

7.2 Notwithstanding any provision of law to the contrary, in the event that the CREDITOR voluntarily accepts property in payment of the OBLIGATIONS and is subsequently evicted therefrom or if such property is recovered (but before the TERMINATION DATE) from the CREDITOR by any party, the GUARANTORS will not be discharged from their liability under this Guarantee.

8.       GENERAL

8.1 Any word herein containing the singular number will include the plural and any word importing any gender will include the masculine, feminine and neuter genders and any word importing a person will include a legal person, corporation, a partnership and any other entity.

8.2 The Guarantee of each GUARANTOR is separate and distinct from the Guarantee of the other GUARANTORS in the same manner and to the same extent as if each GUARANTOR had signed a separate document of Guarantee in form and content identical to the present Guarantee. The release or termination of this Guarantee with respect to any GUARANTOR will not affect the liability of the other GUARANTOR.

8.3 The GUARANTORS acknowledge and confirm that no representations, warranties, inducements or undertakings were made or given to it or to the DEBTOR by the CREDITOR in connection with this Guarantee unless such representations, warranties, inducements or undertakings were specifically made or given in a written instrument signed by the CREDITOR or an authorized officer of the CREDITOR. Moreover, any alteration or amendment to this Guarantee or any future undertaking by the CREDITOR, in order to be binding upon the CREDITOR, must be made or given by way of such a written instrument.

8.4 The present Guarantee is in addition to and not in substitution for nor to be deemed substituted by any other undertakings, guarantees or security held or which may hereafter be held by or for the benefit of the CREDITOR.

8.5 The present Guarantee will be governed and construed in accordance with the laws of the Province of Quebec. The GUARANTORS expressly submit and consent to the exclusive jurisdiction of the Superior Court, District of Montreal with respect to any controversy arising out of or relating to this Guarantee or any supplement hereto or to any transactions in connection therewith.

8.6 Any demand or notice to be given to any GUARANTORS pursuant hereto may be delivered or sent by prepaid registered or certified mail addressed to such GUARANTORS at the address provided herein or such other address which such GUARANTORS may notify the CREDITOR in writing. However, if the CREDITOR is unable to locate any of the GUARANTORS at such address, then any such notice or demand may be served upon him/it at the Office of the Clerk of the Superior Court, District of Montreal at which office in such event the GUARANTORS elect domicile for the purposes of this Guarantee.

8.7 This Guarantee shall not be considered as an indivisible whole and every provision of this Guarantee is and shall be independent of the other. In the event that any part of this Guarantee is declared invalid, illegal or unenforceable, then the remaining terms, clauses and provisions of this Guarantee shall not be affected by such declaration and all of the remaining clauses of this Guarantee shall remain valid, binding and enforceable.

8.8 The undersigned acknowledge having required that the present Guarantee and all documentation and notices entered into or given pursuant hereto or relating directly or indirectly hereto be drawn up in English.

         Les soussignes reconnaissent avoir exige la redaction en anglais du present cautionnement ainsi que de tous documents et avis qui pourront etre executes ou donnes a la suite de ou ayant un rapport direct ou indirect avec le present cautionnement.


SIGNED AT MONTREAL, QUEBEC, THIS          DAY OF JUNE 2004.
                                 --------


                                                PROGESTIC INTERNATIONAL INC.


                                                Per:
--------------------                                  -------------------------
SIGNATURE OF WITNESS                                  Name:  Jacques R. Delorme
                                                      Title: Officer





                                                FSG CONSULTANTS INC.


                                                Per:
--------------------                                  -------------------------
SIGNATURE OF WITNESS                                  Name:  Jacques R. Delorme
                                                      Title: Officer



The DEBTOR hereby acknowledges and accept this corporate guarantee and further authorizes the CREDITOR to furnish the GUARANTORS any information relating to the DEBTOR, the PROMISSORY NOTE, and the OBLIGATIONS as the CREDITOR, in its sole discretion, deems appropriate.

SIGNED AT MONTREAL, QUEBEC, THIS         DAY OF JUNE, 2004.
                                 -------

                                                TOTAL FIRST AID, INC.



                                                PER:
                                                      -------------------------
                                                      Name:  Jeffery Tabin

ACKNOWLEDGED AND ACCEPTED AT MONTREAL, QUEBEC, THIS         DAY OF JUNE, 2004.
                                                    -------


                                                3689697 CANADA INC.


                                                PER:
                                                      -------------------------
                                                      Name:  Garrie Matheson

                               CORPORATE GUARANTEE


373 FLORIDA CORP.
21218, St-Andrews Blvd
Boca Raton, Florida
U.S.A.
33433

RE:      373 FLORIDA CORP. ("CREDITOR")

AND:     TOTAL FIRST AID, INC. ("DEBTOR")

Dear Sirs:

PART I - GUARANTEE

1.       DEFINITIONS

1.1      For purposes hereof the following terms have the following meanings:

(a) "CREDITOR" means the CREDITOR referred to above, and all its successors, assigns and legal representatives;

(b) "DEBTOR" means the DEBTOR referred to above, and all its successors, assigns and legal representatives;

(c) "GUARANTORS" means FSG Consultants Inc. and Progestic International Inc. and their successors, assigns and legal representatives.

(d) "OBLIGATIONS" means any and all indebtedness, liabilities and obligations of the DEBTOR to the CREDITOR pursuant to the PROMISSORY NOTE

(e) "PROMISSORY NOTE" means the promissory note issued by the DEBTOR on June 3rd, 2004 in favour of the CREDITOR for an amount of one hundred and fifty thousand US dollars (US. $150,000) and bearing interest at a fixed rate of ten percent (10%) until maturity and at an annual rate of twenty percent (20%) after maturity until paid in full.

2.       GUARANTEE

2.1      SOLIDARY AND INDIVISIBLE OBLIGATION

         For valuable consideration, receipt and sufficiency of which is hereby acknowledged, the GUARANTORS hereby, solidarily with the DEBTOR and with any and all other GUARANTORS, guarantee and bind themselves in favour of the CREDITOR, for the fulfillment and payment, when due, of all the OBLIGATIONS. As a result of the foregoing, the GUARANTORS, the DEBTOR and any other present or future solidary GUARANTORS of the OBLIGATIONS may be compelled separately to pay or fulfil the OBLIGATIONS. The obligations of the GUARANTORS under this Guarantee are indivisible.

2.2      UNLIMITED LIABILITY OF GUARANTORS

         The liability of the GUARANTORS hereunder is unlimited and extends to the full amount of the OBLIGATIONS.

2.3      WAIVER OF BENEFITS OF DIVISION AND DISCUSSION

         The GUARANTORS hereby confirm that the CREDITOR will not be obliged, before dealing with this Guarantee or any security given to the CREDITOR by the GUARANTORS, to exercise or exhaust its recourses against the DEBTOR or against any other party or against any security held by or for the benefit of the CREDITOR as security for the OBLIGATIONS, the GUARANTORS hereby waiving the benefits of division and discussion.

2.4      CONTINUING NATURE OF GUARANTEE

         This Guarantee is a continuing guarantee and shall subsist notwithstanding occasional repayment of the DEBTOR's obligations in whole or in part. It shall guarantee all debts and obligations of the DEBTOR to the CREDITOR, present and future, direct and indirect, of any nature whatsoever in connection with the PROMISSORY NOTE including, without limitation, all costs and disbursements incurred by the CREDITOR for the recovery of such debts and obligations of the DEBTOR to the CREDITOR.

3.       INFORMATION

3.1 At the request of the GUARANTORS, acting reasonably, the CREDITOR will provide the GUARANTORS with any useful information respecting the content and the terms and conditions of the OBLIGATIONS and the progress made in the performance of the OBLIGATIONS. Any such request will be in writing and will be as precise as possible.

4. GUARANTORS' LIABILITY UNAFFECTED

4.1 The liability of the GUARANTORS hereunder will not be extinguished, lessened or affected in any way by reason of the occurrence of any of the following:

(a) Any incapacity, inexistence, change of status, change of name, amalgamation, merger or change in the structure, constitution or membership of the DEBTOR, the CREDITOR, or any of the GUARANTORS or if for any reason the entity which is the CREDITOR of any of the OBLIGATIONS is or becomes someone other than the CREDITOR or the CREDITOR is replaced by any other entity as the lender in the PROMISSORY NOTE or any party other than the DEBTOR becomes the debtor of any of the OBLIGATIONS;

(b) If the DEBTOR, or any of the GUARANTORS becomes insolvent or bankrupt or becomes subject to or seeks the protection or exercise of any rights under any law relating to bankruptcy or insolvency;

(c) The cessation of any special duties to the extent that the present Guarantee may, in any manner, attach thereto or if any of the GUARANTORS ceases to have business dealings with the DEBTOR or to hold any position or fulfil any function whether as director, officer, administrator, partner, employee or otherwise;

(d) If the DEBTOR sells or otherwise disposes of the whole or any portion of its property, assets or enterprise or if any property, assets or enterprise of the DEBTOR becomes subject to a sale or other disposition giving rise to a distribution and the CREDITOR fails to make a claim or makes only a partial claim or values its security in a manner which any of the GUARANTORS considers inappropriate or refrains from valuing any security held by it;

(e) Any irregularity, defect or informality in the creation of any of the OBLIGATIONS or any increase or reduction of the OBLIGATIONS or modification of the terms and conditions thereof;

(f) The failure of any other anticipated GUARANTORS of the OBLIGATIONS to enter into a Guarantee in favour of the CREDITOR, or the release in whole or in part, of any GUARANTORS or the termination of any Guarantee of any GUARANTORS;

(g) If, whether or not with the GUARANTORS' knowledge, the CREDITOR grants extensions of time, renewals, indulgences, waivers, releases, discharges, makes any compromise or transaction or arrangement or otherwise deals with any of the OBLIGATIONS, the DEBTOR or any other party or with any security or guarantees held by it;

(h) The failure of the CREDITOR or any other party to take, protect, perfect or preserve any rights, hypothecs or other security, from the DEBTOR or any other party or the loss, diminution or unenforceability or impossibility to realize or abstention from realization of any such rights, hypothecs or other security, whether or not caused or resulting from any act or omission of the CREDITOR or any person acting for or for whom the CREDITOR may be responsible;

(i)      The death of any other surety; or

(j) Any other act, omission or event whatsoever which might otherwise lessen, affect or discharge a surety.

5.       ACCOUNTS, IMPUTATION AND COMPENSATION

5.1 The GUARANTORS will be bound by any account settled between the CREDITOR and the DEBTOR. Any statement by the CREDITOR of the amount owing by the DEBTOR will constitute, in the absence of manifest error, prima facie evidence of such indebtedness.

5.2 The CREDITOR may apply any monies received from the DEBTOR or others or from any security or guarantees held by the CREDITOR as it deems fit, and from time to time modify such application.

5.3 The CREDITOR may, at its discretion, and without necessity of notice to any of the GUARANTORS, set off and compensate any monies held or amounts owing by the CREDITOR to the GUARANTORS, against any amounts owing to the CREDITOR by the GUARANTORS under this Guarantee.

6.       TERMINATION

         This Guarantee shall bind the GUARANTORS together with the GUARANTORS' successors and assigns until payment in full of the OBLIGATIONS to the CREDITOR.

7. INVALID PAYMENTS AND EVICTION

7.1 If the CREDITOR receives any payment on account of the OBLIGATIONS which is later set aside or required to be repaid by the CREDITOR in whole or in part, then, to the extent of any sum not finally retained by the CREDITOR (regardless of whether such sum is recovered from the CREDITOR by the DEBTOR, its trustee, or any other party acting for, on behalf of or through the DEBTOR or its representative), the amount of the payment so set aside or repaid by the CREDITOR will form part of the OBLIGATIONS and the GUARANTORS will be liable to the CREDITOR for repayment thereof, on demand, notwithstanding any termination of this Guarantee.

7.2 Notwithstanding any provision of law to the contrary, in the event that the CREDITOR voluntarily accepts property in payment of the OBLIGATIONS and is subsequently evicted therefrom or if such property is recovered (but before the TERMINATION DATE) from the CREDITOR by any party, the GUARANTORS will not be discharged from their liability under this Guarantee.

8.       GENERAL

8.1 Any word herein containing the singular number will include the plural and any word importing any gender will include the masculine, feminine and neuter genders and any word importing a person will include a legal person, corporation, a partnership and any other entity.

8.2 The Guarantee of each GUARANTOR is separate and distinct from the Guarantee of the other GUARANTORS in the same manner and to the same extent as if each GUARANTOR had signed a separate document of Guarantee in form and content identical to the present Guarantee. The release or termination of this Guarantee with respect to any GUARANTOR will not affect the liability of the other GUARANTOR.

8.3 The GUARANTORS acknowledge and confirm that no representations, warranties, inducements or undertakings were made or given to it or to the DEBTOR by the CREDITOR in connection with this Guarantee unless such representations, warranties, inducements or undertakings were specifically made or given in a written instrument signed by the CREDITOR or an authorized officer of the CREDITOR. Moreover, any alteration or amendment to this Guarantee or any future undertaking by the CREDITOR, in order to be binding upon the CREDITOR, must be made or given by way of such a written instrument.

8.4 The present Guarantee is in addition to and not in substitution for nor to be deemed substituted by any other undertakings, guarantees or security held or which may hereafter be held by or for the benefit of the CREDITOR.

8.5 The present Guarantee will be governed and construed in accordance with the laws of the Province of Quebec. The GUARANTORS expressly submit and consent to the exclusive jurisdiction of the Superior Court, District of Montreal with respect to any controversy arising out of or relating to this Guarantee or any supplement hereto or to any transactions in connection therewith.

8.6 Any demand or notice to be given to any GUARANTORS pursuant hereto may be delivered or sent by prepaid registered or certified mail addressed to such GUARANTORS at the address provided herein or such other address which such GUARANTORS may notify the CREDITOR in writing. However, if the CREDITOR is unable to locate any of the GUARANTORS at such address, then any such notice or demand may be served upon him/it at the Office of the Clerk of the Superior Court, District of Montreal at which office in such event the GUARANTORS elect domicile for the purposes of this Guarantee.

8.7 This Guarantee shall not be considered as an indivisible whole and every provision of this Guarantee is and shall be independent of the other. In the event that any part of this Guarantee is declared invalid, illegal or unenforceable, then the remaining terms, clauses and provisions of this Guarantee shall not be affected by such declaration and all of the remaining clauses of this Guarantee shall remain valid, binding and enforceable.

8.8 The undersigned acknowledge having required that the present Guarantee and all documentation and notices entered into or given pursuant hereto or relating directly or indirectly hereto be drawn up in English.

         Les soussignes reconnaissent avoir exige la redaction en anglais du present cautionnement ainsi que de tous documents et avis qui pourront etre executes ou donnes a la suite de ou ayant un rapport direct ou indirect avec le present cautionnement.


SIGNED AT MONTREAL, QUEBEC, THIS          DAY OF JUNE 2004.
                                ---------


                                     PROGESTIC INTERNATIONAL INC.


                                      Per:
-----------------------------             ---------------------------------
SIGNATURE OF WITNESS                          Name:      Jacques R. Delorme
                                              Title:     Officer







                                     FSG CONSULTANTS INC.


                                     Per:
-----------------------------             ---------------------------------
SIGNATURE OF WITNESS                          Name:      Jacques R. Delorme
                                              Title:     Officer

The DEBTOR hereby acknowledges and accept this corporate guarantee and further authorizes the CREDITOR to furnish the GUARANTORS any information relating to the DEBTOR, the PROMISSORY NOTE, and the OBLIGATIONS as the CREDITOR, in its sole discretion, deems appropriate.

SIGNED AT MONTREAL, QUEBEC, THIS         DAY OF JUNE, 2004.
                                 -------

                                      TOTAL FIRST AID, INC.



                                      PER:
                                          -------------------------------
                                               Name: Jeffery Tabin

ACKNOWLEDGED AND ACCEPTED AT MONTREAL, QUEBEC, THIS         DAY OF JUNE, 2004.
                                                    --------

                                      373 FLORIDA CORP.



                                      PER:
                                          -------------------------------
                                               Name: Michel L. Marengere

                               CORPORATE GUARANTEE


3113019 CANADA INC.
1155, Rene-Levesque Blvd. West
40th floor
Montreal (Quebec)
H3B 3V2

RE:      3113019 CANADA INC. ("CREDITOR")

AND:     TOTAL FIRST AID, INC. ("DEBTOR")

Dear Sirs:

PART I - GUARANTEE

1.       DEFINITIONS

1.1      For purposes hereof the following terms have the following meanings:

(a) "CREDITOR" means the CREDITOR referred to above, and all its successors, assigns and legal representatives;

(b) "DEBTOR" means the DEBTOR referred to above, and all its successors, assigns and legal representatives;

(c) "GUARANTORS" means FSG Consultants Inc. and Progestic International Inc. and their successors, assigns and legal representatives.

(d) "OBLIGATIONS" means any and all indebtedness, liabilities and obligations of the DEBTOR to the CREDITOR pursuant to the PROMISSORY NOTE

(e) "PROMISSORY NOTE" means the promissory note issued by the DEBTOR on June 3, 2004 in favour of the CREDITOR for an amount of one hundred and fifty thousand US dollars (US. $150,000) and bearing interest at a fixed rate of ten percent (10%) until maturity and at an annual rate of twenty percent (20%) after maturity until paid in full.

2.       GUARANTEE

2.1      SOLIDARY AND INDIVISIBLE OBLIGATION

         For valuable consideration, receipt and sufficiency of which is hereby acknowledged, the GUARANTORS hereby, solidarily with the DEBTOR and with any and all other GUARANTORS, guarantee and bind themselves in favour of the CREDITOR, for the fulfillment and payment, when due, of all the OBLIGATIONS. As a result of the foregoing, the GUARANTORS, the DEBTOR and any other present or future solidary GUARANTORS of the OBLIGATIONS may be compelled separately to pay or fulfil the OBLIGATIONS. The obligations of the GUARANTORS under this Guarantee are indivisible.

2.2      UNLIMITED LIABILITY OF GUARANTORS

         The liability of the GUARANTORS hereunder is unlimited and extends to the full amount of the OBLIGATIONS.

2.3      WAIVER OF BENEFITS OF DIVISION AND DISCUSSION

         The GUARANTORS hereby confirm that the CREDITOR will not be obliged, before dealing with this Guarantee or any security given to the CREDITOR by the GUARANTORS, to exercise or exhaust its recourses against the DEBTOR or against any other party or against any security held by or for the benefit of the CREDITOR as security for the OBLIGATIONS, the GUARANTORS hereby waiving the benefits of division and discussion.

2.4      CONTINUING NATURE OF GUARANTEE

         This Guarantee is a continuing guarantee and shall subsist notwithstanding occasional repayment of the DEBTOR's obligations in whole or in part. It shall guarantee all debts and obligations of the DEBTOR to the CREDITOR, present and future, direct and indirect, of any nature whatsoever in connection with the PROMISSORY NOTE including, without limitation, all costs and disbursements incurred by the CREDITOR for the recovery of such debts and obligations of the DEBTOR to the CREDITOR.

3.       INFORMATION

3.1 At the request of the GUARANTORS, acting reasonably, the CREDITOR will provide the GUARANTORS with any useful information respecting the content and the terms and conditions of the OBLIGATIONS and the progress made in the performance of the OBLIGATIONS. Any such request will be in writing and will be as precise as possible.

4.       GUARANTORS' LIABILITY UNAFFECTED

4.1 The liability of the GUARANTORS hereunder will not be extinguished, lessened or affected in any way by reason of the occurrence of any of the following:

(a) Any incapacity, inexistence, change of status, change of name, amalgamation, merger or change in the structure, constitution or membership of the DEBTOR, the CREDITOR, or any of the GUARANTORS or if for any reason the entity which is the CREDITOR of any of the OBLIGATIONS is or becomes someone other than the CREDITOR or the CREDITOR is replaced by any other entity as the lender in the PROMISSORY NOTE or any party other than the DEBTOR becomes the debtor of any of the OBLIGATIONS;

(b) If the DEBTOR, or any of the GUARANTORS becomes insolvent or bankrupt or becomes subject to or seeks the protection or exercise of any rights under any law relating to bankruptcy or insolvency;

(c) The cessation of any special duties to the extent that the present Guarantee may, in any manner, attach thereto or if any of the GUARANTORS ceases to have business dealings with the DEBTOR or to hold any position or fulfil any function whether as director, officer, administrator, partner, employee or otherwise;

(d) If the DEBTOR sells or otherwise disposes of the whole or any portion of its property, assets or enterprise or if any property, assets or enterprise of the DEBTOR becomes subject to a sale or other disposition giving rise to a distribution and the CREDITOR fails to make a claim or makes only a partial claim or values its security in a manner which any of the GUARANTORS considers inappropriate or refrains from valuing any security held by it;

(e) Any irregularity, defect or informality in the creation of any of the OBLIGATIONS or any increase or reduction of the OBLIGATIONS or modification of the terms and conditions thereof;

(f) The failure of any other anticipated GUARANTORS of the OBLIGATIONS to enter into a Guarantee in favour of the CREDITOR, or the release in whole or in part, of any GUARANTORS or the termination of any Guarantee of any GUARANTORS;

(g) If, whether or not with the GUARANTORS' knowledge, the CREDITOR grants extensions of time, renewals, indulgences, waivers, releases, discharges, makes any compromise or transaction or arrangement or otherwise deals with any of the OBLIGATIONS, the DEBTOR or any other party or with any security or guarantees held by it;

(h) The failure of the CREDITOR or any other party to take, protect, perfect or preserve any rights, hypothecs or other security, from the DEBTOR or any other party or the loss, diminution or unenforceability or impossibility to realize or abstention from realization of any such rights, hypothecs or other security, whether or not caused or resulting from any act or omission of the CREDITOR or any person acting for or for whom the CREDITOR may be responsible;

(i)      The death of any other surety; or

(j) Any other act, omission or event whatsoever which might otherwise lessen, affect or discharge a surety.

5.       ACCOUNTS, IMPUTATION AND COMPENSATION

5.1 The GUARANTORS will be bound by any account settled between the CREDITOR and the DEBTOR. Any statement by the CREDITOR of the amount owing by the DEBTOR will constitute, in the absence of manifest error, prima facie evidence of such indebtedness.

5.2 The CREDITOR may apply any monies received from the DEBTOR or others or from any security or guarantees held by the CREDITOR as it deems fit, and from time to time modify such application.

5.3 The CREDITOR may, at its discretion, and without necessity of notice to any of the GUARANTORS, set off and compensate any monies held or amounts owing by the CREDITOR to the GUARANTORS, against any amounts owing to the CREDITOR by the GUARANTORS under this Guarantee.

6.       TERMINATION

         This Guarantee shall bind the GUARANTORS together with the GUARANTORS' successors and assigns until payment in full of the OBLIGATIONS to the CREDITOR.

7.       INVALID PAYMENTS AND EVICTION

7.1 If the CREDITOR receives any payment on account of the OBLIGATIONS which is later set aside or required to be repaid by the CREDITOR in whole or in part, then, to the extent of any sum not finally retained by the CREDITOR (regardless of whether such sum is recovered from the CREDITOR by the DEBTOR, its trustee, or any other party acting for, on behalf of or through the DEBTOR or its representative), the amount of the payment so set aside or repaid by the CREDITOR will form part of the OBLIGATIONS and the GUARANTORS will be liable to the CREDITOR for repayment thereof, on demand, notwithstanding any termination of this Guarantee.

7.2 Notwithstanding any provision of law to the contrary, in the event that the CREDITOR voluntarily accepts property in payment of the OBLIGATIONS and is subsequently evicted therefrom or if such property is recovered (but before the TERMINATION DATE) from the CREDITOR by any party, the GUARANTORS will not be discharged from their liability under this Guarantee.

8.       GENERAL

8.1 Any word herein containing the singular number will include the plural and any word importing any gender will include the masculine, feminine and neuter genders and any word importing a person will include a legal person, corporation, a partnership and any other entity.

8.2 The Guarantee of each GUARANTOR is separate and distinct from the Guarantee of the other GUARANTORS in the same manner and to the same extent as if each GUARANTOR had signed a separate document of Guarantee in form and content identical to the present Guarantee. The release or termination of this Guarantee with respect to any GUARANTOR will not affect the liability of the other GUARANTOR.

8.3 The GUARANTORS acknowledge and confirm that no representations, warranties, inducements or undertakings were made or given to it or to the DEBTOR by the CREDITOR in connection with this Guarantee unless such representations, warranties, inducements or undertakings were specifically made or given in a written instrument signed by the CREDITOR or an authorized officer of the CREDITOR. Moreover, any alteration or amendment to this Guarantee or any future undertaking by the CREDITOR, in order to be binding upon the CREDITOR, must be made or given by way of such a written instrument.

8.4 The present Guarantee is in addition to and not in substitution for nor to be deemed substituted by any other undertakings, guarantees or security held or which may hereafter be held by or for the benefit of the CREDITOR.

8.5 The present Guarantee will be governed and construed in accordance with the laws of the Province of Quebec. The GUARANTORS expressly submit and consent to the exclusive jurisdiction of the Superior Court, District of Montreal with respect to any controversy arising out of or relating to this Guarantee or any supplement hereto or to any transactions in connection therewith.

8.6 Any demand or notice to be given to any GUARANTORS pursuant hereto may be delivered or sent by prepaid registered or certified mail addressed to such GUARANTORS at the address provided herein or such other address which such GUARANTORS may notify the CREDITOR in writing. However, if the CREDITOR is unable to locate any of the GUARANTORS at such address, then any such notice or demand may be served upon him/it at the Office of the Clerk of the Superior Court, District of Montreal at which office in such event the GUARANTORS elect domicile for the purposes of this Guarantee.

8.7 This Guarantee shall not be considered as an indivisible whole and every provision of this Guarantee is and shall be independent of the other. In the event that any part of this Guarantee is declared invalid, illegal or unenforceable, then the remaining terms, clauses and provisions of this Guarantee shall not be affected by such declaration and all of the remaining clauses of this Guarantee shall remain valid, binding and enforceable.

8.8 The undersigned acknowledge having required that the present Guarantee and all documentation and notices entered into or given pursuant hereto or relating directly or indirectly hereto be drawn up in English.

         Les soussignes reconnaissent avoir exige la redaction en anglais du present cautionnement ainsi que de tous documents et avis qui pourront etre executes ou donnes a la suite de ou ayant un rapport direct ou indirect avec le present cautionnement.


SIGNED AT MONTREAL, QUEBEC, THIS          DAY OF JUNE 2004.
                                 -----------


                                        PROGESTIC INTERNATIONAL INC.


                                        Per:
-----------------------------                    -------------------------------
SIGNATURE OF WITNESS                             Name:      Jacques R. Delorme
                                                 Title:     Officer



                                        FSG CONSULTANTS INC.


                                        Per:
-----------------------------                    -------------------------------
SIGNATURE OF WITNESS                             Name:      Jacques R. Delorme
                                                 Title:     Officer

The DEBTOR hereby acknowledges and accept this corporate guarantee and further authorizes the CREDITOR to furnish the GUARANTORS any information relating to the DEBTOR, the PROMISSORY NOTE, and the OBLIGATIONS as the CREDITOR, in its sole discretion, deems appropriate.

SIGNED AT MONTREAL, QUEBEC, THIS         DAY OF JUNE, 2004.
                                 -------

                                     TOTAL FIRST AID, INC.



                                     PER:
                                          --------------------------------
                                              Name: Jeffery Tabin

ACKNOWLEDGED AND ACCEPTED AT MONTREAL, QUEBEC, THIS         DAY OF JUNE, 2004.
                                                    --------

                                      3113019 CANADA INC.



                                      PER:
                                          --------------------------------
                                               Name: Luc Bousquet

INTER-CREDITOR AGREEMENT entered into as of June 3rd, 2004.


AMONG: 3113019 CANADA INC., a body corporate, duly incorporated according to laws having its principal place of business at 1155, Rene-Levesque Blvd. West, 40th floor, in Montreal, province of Quebec, H3B 3V2, herein represented by Mr. Luc Bousquet;

               (hereinafter referred to as "3113019")

AND: 3689697 CANADA INC., a body corporate, duly incorporated according to laws having its principal place of business at 300, Leo Pariseau Street, suite 2000, in Montreal, province of Quebec, H2X 4B3, herein represented by Ms. Garrie Matheson;

               (hereinafter referred to as "3689697")

AND: 373 FLORIDA CORP, a body corporate, duly incorporated according to law, having its principal place of business at 21218, St-Andrews Blvd, suite 502, in Boca Raton, in the state of Florida, United States, 33433, herein represented by Mr. Michel L. Marengere;

               (hereinafter referred to as "373 FLORIDA")

               (3113019, 3689697 and 373 Florida are hereinafter collectively referred to as the "LENDERS" and individually as a "LENDER")

AND: TOTAL FIRST AID, INC., a body corporate, duly incorporated according to law, having its principal place of business at 21218 St-Andrews Blvd, suite 509, in Boca Raton, Florida, 33433, herein acting and represented by Jeffery Tabin;

               (hereinafter referred to as or the "BORROWER")

AND: PROGESTIC INTERNATIONAL INC., a body corporate, duly incorporated according to law, having its principal place of business at 222, Queen Street, suite 400, in Ottawa, province of Ontario, K1P 5V9, herein acting and represented by Jacques
               R. Delorme;

               (hereinafter referred to as "PROGESTIC")

AND: FSG CONSULTANTS INC., a body corporate, duly incorporated according to law, having its principal place of business at 196A, Papineau Street, in Gatineau, province of Quebec, J8X 1W2, herein acting and represented by Jacques R. Delorme;

               (hereinafter referred to as "FSG")

           WHEREAS on June 3rd, 2004, the Borrower has issued a promissory note in favour of 3113019 for an amount of one hundred and fifty thousand dollars US (US$150,000) (the "3113019 PROMISSORY NOTE");

           WHEREAS on June 3rd, 2004, the Borrower has issued a promissory note in favour of 3689697 for an amount of one hundred and fifty thousand dollars US (US$150,000) (the "3689697 PROMISSORY NOTE");

           WHEREAS on June 3rd, 2004, the Borrower has issued a promissory note in favour of 373 Florida for an amount of five hundred and sixty thousand dollars US (US$560,000) (the "373 FLORIDA PROMISSORY NOTE");

           WHEREAS FSG and Progestic have signed a Corporate Guarantee in favor of the Lenders to guarantee the repayment of the Promissory Notes;

           WHEREAS the 3113019 Promissory Note is secured by the following securities (the "3113019 SECURITIES"):

           (a) a movable hypothec on accounts receivable and other indebtedness granted by FSG in favour of 3113019, which will be registered at the Register of Personal and Movable Real Rights ("RPMRR");

           (b) a movable hypothec on accounts receivable and other indebtedness granted by Progestic in favour of 3113019, which will be registered at the RPMRR;

           (c) a security on accounts receivable and other indebtedness granted by Progestic in favour of 3113019 which will be registered at the Personal Property Security Registration Systems (Ontario) ("PPSR"); and

           (d) a security on accounts receivable and other indebtedness granted by FSG in favour of 3113019 which will be registered at the PPSR.

           WHEREAS the 3689697 Promissory Note is secured by the following securities (the "3689697 SECURITIES"):

           (a) a movable hypothec on accounts receivable and other indebtedness granted by FSG in favour of 3689697 on, which will be registered at the RPMRR;

           (b) a movable hypothec on accounts receivable and other indebtedness granted by Progestic in favour of 3689697, which will be registered at the RPMRR;

           (c) a security on the accounts receivable and other indebtedness granted by Progestic in favour of 3689697 which will be registered at the PPSR; and

           (d) a security on the accounts receivable and other indebtedness granted by FSG in favour of 3689697 which will be registered at the PPSR.

           WHEREAS the 373 Florida Promissory Note is secured by the following securities (the "373 FLORIDA SECURITIES"):

           (a) a movable hypothec on accounts receivable and other indebtedness granted by FSG in favour of 373 Florida, which will be registered at the RPMRR;

           (b) a movable hypothec on accounts receivable and other indebtedness granted by Progestic in favour of 373 Florida, which will be registered at the RPMRR;

           (c) a security on the accounts receivable and other indebtedness granted by Progestic in favour of 373 Florida which will be registered at the PPSR; and

           (d) a security on the accounts receivable and other indebtedness granted by FSG in favour of 373 Florida which will be registered at the PPSR.

           WHEREAS the parties wish to enter into this agreement to establish their respective rights and priorities in connection with the Securities and the Promissory Notes.

           NOW, THEREFORE, the parties hereto have agreed as follows:

1.       DEFINITIONS

           The following capitalised words and expressions, whenever used in this agreement, including its preamble, shall have the meaning ascribed to them herein below:

1.1 "CHARGED PROPERTY" means the accounts receivable and other indebtedness of FSG and Progestic being subject to the Securities;

1.2 "PROMISSORY NOTES" means collectively the 3113019 Promissory Note, the 3689697 Promissory Note and the 373 Florida Promissory Note;

1.3 "SECURITIES" means collectively the 3113019 Securities, the 3689697 Securities and the 373 Florida Securities and, where the context requires, means either the 3113019 Securities, the 3689697 Securities or the 373 Florida Securities, as the case may be.

2.       PRIORITIES

2.1 Each of the Securities shall be first ranking securities and the Securities and the Promissory Notes shall rank pari passu with the other, with all the Securities and the Promissory Notes being for the benefit and security of the Lenders, without any preference or priority to any of the Lenders, subject to the terms and conditions of this agreement.

2.2 To the extent necessary to give effect to the provisions of this agreement each Lender hereby:

2.2.1 postpones and subordinates its Securities to the Securities of the other Lenders;

2.2.2 confirms and agrees that it holds all its rights, titles and interests in and to its Securities on behalf of and for the benefit and security of the Lenders on a pari passu basis, subject to the terms and conditions of this agreement;

2.2.3 agrees and acknowledges that each of the Securities shall be deemed, concurrent and equal and shall be first ranking Securities and rank pari passu towards on another and each of the Lenders undertakes to take all necessary measures in order that in no time either of them may be in priority as to repayment of its Promissory Note or the interest accrued thereon with respect to the other, being understood that the Promissory Notes and the interest accrued thereon shall be paid on a pro rata basis;

2.2.4 if any of the Lenders receives any payment towards its Promissory Notes at a time when there continues to be amounts outstanding under the Promissory Notes, then such funds so received shall be held in trust for the benefit of all Lenders and forthwith upon such receipt, paid to the Lenders against all the Promissory Notes on a pro rata basis of the principal amount outstanding on the Promissory Notes.

2.3 Subject to subsection 2.5 hereof, the covenants and agreements contained herein shall apply in all events and circumstances regardless of:

2.3.1 the date of execution, attachment, registration or perfection of any Securities held by the Lenders;

2.3.2 the date of any advance or advances made to the Borrower by the Lenders;

2.3.3 the date of default by the Borrower, FSG or Progestic under any of the Promissory Notes or Securities; or

2.3.4      any priority granted by any principle of law or any statute.

2.4 Any proceeds of insurance received by the Borrower, FSG, Progestic, or the Lenders in respect of any of the Charged Property shall be dealt with as though such proceeds of insurance was paid or payable as proceeds of realisation of the assets for which they compensate.

2.5 If any of the Securities is found to be unenforceable, invalid, unregistered or unperfected against any party other than the Lender herein by a court of competent jurisdiction and all appeals from any such finding have been heard and determined or the period for making any such appeal has expired without an appeal being made, the foregoing provisions of this Section 2 shall not apply to such Securities.

2.6 Each of the Lenders shall allow the others, and their agents, access at all reasonable times to any of the Charged Property to view the same, and access to, so as to make copies of or extracts from, any books or account and all records, ledgers, reports, documents and other writings relating to such assets.

3.       COVENANTS OF BORROWER, FSG AND PROGESTIC

3.1 Each of the Borrower, FSG and Progestic hereby confirms to and agrees with the Lenders:

3.1.1 that default under the Securities of any of the Lenders shall constitute default under the Securities of the other Lenders, notwithstanding any provision to the contrary in any Securities; and

3.1.2 that any amendment or variation of the terms of this agreement by the Lenders shall not require the consent or agreement of the Borrower unless the interests of the Borrower are directly affected thereby.

4.       REALISATION

4.1 Each of the Lenders shall, upon becoming aware of any default under the terms of its Securities and prior to making any demand for payment or taking any steps to enforce its Securities, notify the other Lenders in writing of such default and the intention of such Lender to make demand and enforce its Securities (the "Notice"). The Lenders shall meet promptly after the giving by a Lender of a Notice and, in any event, no later than seven (7) days after the giving by a Lender of a Notice to discuss and reach agreement as to the procedure to be followed in the realisation of the Securities, including without limitation, the appointment of a single receiver or receiver-manager to effect such realisation.

4.2 If subsequent to the giving by a Lender of a Notice, one of the Lenders does not wish to realise upon its Securities it shall, upon request by the other Lenders, subordinate and postpone its Securities in favour of the other Lenders and shall do all such further acts and things as may be necessary to give effect to such subordination and postponement. In such event, the Lender wishing to realise upon its Securities may appoint a receiver or receiver-manager to realise upon its Securities, provided that it shall give written notice of such appointment to the other Lenders concurrent with such appointment. Notwithstanding the foregoing it is understood and agreed that any realisation by a Lender shall be for the benefit of the Lenders in accordance with the provisions of this agreement.

4.3 Any realisation upon the Securities by the Lenders or any of the Lenders shall be made for an amount, after payment of all costs and expenses, at least equal to the aggregate amount owing to the Lenders, unless otherwise agreed upon in writing by the Lenders. A Lender who receives a bona fide offer to purchase the Charged Property for an amount, after payment of all costs and expenses, less than the aggregate amount outstanding to the Lenders, which offer it wishes to accept, shall, prior to accepting such offer, give the other Lenders fifteen
(15) days to consent to the acceptance of such offer. If one of the other Lenders fails to consent to the acceptance of the offer within the said fifteen
(15) day period, then such other Lender shall be deemed to have agreed to purchase, within a further fifteen (15) day period, the Securities of the Lender who received the said offer for an amount equal to the pro rata proceeds that such Lender would have received on a successful completion of such offer, after payment of costs and expenses, in accordance with the provisions of this agreement.

4.4 All proceeds received by the receiver or receiver-manager or any of the Lenders after the giving of a Notice by a Lender shall be applied as follows:

4.4.1 firstly, in payment of all costs, charges and expenses of and incidental to the appointment of a receiver or receiver-manager and the exercise by such receiver or receiver-manager of all or any of its powers including the remuneration of the receiver or receiver-manager and all amounts properly payable by him;

4.4.2 secondly, in payment of or in reimbursement to the Lenders of all reasonable costs, charges and expenses incurred in connection with the protection and realisation of the Securities including any payments made upon claims having priority over the Securities;

4.4.3 thirdly, on account of the indebtedness due to each of the Lenders under the Promissory Notes, rateably according to the proportion that the principal amount and interests then outstanding to each of the Lenders bears to the total principal amount and interests then outstanding to all the Lenders under the Securities;

4.4.4 fourthly, any surplus remaining to FSG, Progestic or to the party next entitled thereto, or if there are competing claims to the knowledge of the Lenders, then payment may be made into Court by way of interpleader.

5.       PROMISSORY NOTES

5.1 The Borrower hereby represents and warrants that the only promissory notes that are presently issued and outstanding in favour of the Lenders are the ones attached to the Securities.

5.2 Each of the Lenders covenants and agrees that in order for a new promissory note to be issued by the Borrower to a Lender, such Lender must obtain the prior written consent of the other Lenders.

5.3 Each of the Lenders covenants and agrees that it will not amend any of the terms or conditions of the Promissory Notes, without the prior written consent of the other Lenders.
6.       PREPAYMENTS

6.1 If, at any time, any of the Lenders receives notice from the Borrower of the Borrower's intention to make any prepayment or accelerated payment permitted by the Promissory Notes, then such Lender shall promptly notify the other Lenders. No prepayment is to be accepted by the Lenders without the prior written consent of the other Lenders.

7.       ASSIGNMENT

7.1 Any of the Lenders shall sell or assign any of its Promissory Notes nor any of its Securities without obtaining the prior written consent of the other Lender and without obtaining from the purchaser or assignee an agreement to be bound by the provisions of this agreement in form satisfactory to the other Lenders.

8.       NOTICE

8.1 Any notice required or permitted to be given pursuant to this agreement shall be in writing and shall be addressed and delivered by the pre-paid registered mail or sent by facsimile transmission to the parties hereto as follows:

8.1.1    if to the Borrower:               Total First Aid, Inc.
                                           21218 St-Andrews Blvd
                                           Suite 509
                                           Boca Raton, Florida
                                           33433

                                           Attention:  Mr. Jeffery Tabin


8.1.2    if to 3113019 Canada Inc.:        1155, Rene-Levesque Blvd. West
                                           40th floor
                                           Montreal (Quebec)
                                           H3B 3V2

                                           Attention:  Mr. Luc Bousquet


8.1.3    if to 3689697 Canada Inc.:        300, Leo Pariseau Street
                                           Suite 2000
                                           Montreal (Quebec)
                                           H2X 4B3

                                           Attention: Ms. Garrie Matheson

8.1.4    if to 373 Florida Corp.:          21218, St-Andrews Blvd
                                           Boca Raton, Florida
                                           U.S.A.
                                           33433

                                           Attention :  Mr. Michel L. Marengere

8.1.5    if to Progestic:                  222, Queen Street
                                           Suite 400
                                           Ottawa (Ontario)
                                           K1P 5V9

                                           Attention:  Mr. Jacques R. Delorme


8.1.6    if to FSG:                        196A, Papineau Street
                                           Gatineau (Quebec)
                                           J8X 1W2

                                           Attention:  Mr. Jacques R. Delorme

or to such other address as the parties may from time to time by notice in writing direct. Notice, if by facsimile shall be deemed to be received the next business day following transmission thereof, and if by mail, shall be deemed to be received three business days after the date of mailing, unless there exists at the time of mailing or within three days of mailing a labour dispute which would preclude the delivery of the mail, in which case notice shall only be deemed to have been received if actually delivered.

9.       GENERAL

9.1 From time to time upon request therefor, the Lenders shall advise each other of the particulars of the indebtedness and liability of the Borrower, FSG and Progestic to them.

9.2 The Lenders and the Borrower shall do, perform execute and deliver all acts, deeds and documents as may be necessary from time to time to give full force and effect to the intent of this agreement.

9.3 This agreement may be executed in several counterparts each of which when so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument and shall be effective as of the date hereof.

9.4 This agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, successors and assigns, and shall be governed in all respects by the laws of the Province of Quebec.

9.5 This agreement shall continue in full force and effect until the date on which it is terminated by the mutual consent of the Lenders.

IN WITNESS WHEREOF the parties have executed this agreement as of the day and year first above written.




3113019 CANADA INC.                        3689697 CANADA INC.
Per :                                      Per:
         ----------------------------             ------------------------------
         Luc Bousquet                             Garrie Matheson


373 FLORIDA CORP.
Per :
         ----------------------------
         Michel L. Marengere


TOTAL FIRST AID, INC.                      PROGESTIC INTERNATIONAL INC.
Per:                                       Per:
         ----------------------------              -----------------------------
         Jeffery Tabin                             Jacques R. Delorme


FSG CONSULTANTS INC.
Per:
         ----------------------------
         Jacques R. Delorme

                                 PROMISSORY NOTE



Montreal, Quebec                                                 JUNE 3RD, 2004

            For value received, the undersigned (the "BORROWER") hereby promises to pay to the order of 373 Florida Corp. (the "LENDER") the sum of FIVE HUNDRED AND SIXTY THOUSAND US DOLLARS (US$560,000), on September 3rd, 2004 with interest at a fixed rate of ten percent (10%) until maturity and at an annual rate of 20% (the "INTEREST RATE") after maturity until paid in full, compounded monthly and not in advance. Interest on overdue interest shall accrue and be payable at the Interest Rate.

            The Borrower further agrees to pay all costs and expenses (including judicial and extra-judicial fees and expenses, and accounting and other professional fees) paid or incurred by or on behalf of the Lender in collecting any amount due hereunder. All payments of interest shall be net of any applicable withholding taxes, such taxes to be paid by the Lender so that the Borrower shall receive after tax the amount of interest provided above.

            The Borrower shall be entitled to prepay any amount outstanding under this Note at any time, without notice, penalty or bonus.

            The Lender shall be under no duty to exercise any or all of the rights and remedies given by this Note and the Borrower shall not be discharged from its obligations or undertakings hereunder: (i) should the Lender release or agree not to sue any person or entity against whom the Borrower has, to the knowledge of the Lender, a right of recourse, or (ii) should the Lender agree to suspend the right to enforce this Note against such person or entity or otherwise discharge such person or entity, or (iii) should the Lender extend, in whole or in part, the time for payment of this Note. No forbearance or indulgence shall operate as a waiver of any right or remedy of Lender or obligation of the Borrower, unless the Lender shall otherwise agree in writing. The Lender shall be entitled to invoke any right or recourse available to the Lender under this Note or at law and enforce any covenant or condition against the Borrower despite said forbearance or indulgence.

            The Borrower and each endorser or other party hereto does hereby waive presentment for payment, protest and demand, and notice of protest, demand and/or dishonor and non-payment of this Note, and all other notices or demands otherwise required by law that the Borrower may lawfully waive. This Note shall be paid without claim of set-off, counter-claim, deduction or defense of any nature or for any cause whatsoever.

            This Note shall be governed by and interpreted and enforced in accordance with the laws of the Province of Quebec and the laws of Canada applicable therein.

            The undersigned has expressly required that this Note and all documents and notices relating hereto be drafted in English. La soussignee est expressement exigee que le present billet et tous les documents et avis qui y sont afferents soient rediges en anglais.



TOTAL FIRST AID, INC.


Per:
    -----------------------------------------------
    Jeffery Tabin

                                 PROMISSORY NOTE



Montreal, Quebec                                                 JUNE 3RD, 2004

            For value received, the undersigned (the "BORROWER") hereby promises to pay to the order of 3689697 Canada Inc. (the "LENDER") the sum of ONE HUNDRED FIFTY THOUSAND US DOLLARS (US$150,000), on September 3rd, 2004 with interest at a fixed rate of ten percent (10%) until maturity and at an annual rate of 20% (the "INTEREST Rate") after maturity until paid in full, compounded monthly and not in advance. Interest on overdue interest shall accrue and be payable at the Interest Rate.

            The Borrower further agrees to pay all costs and expenses (including judicial and extra-judicial fees and expenses, and accounting and other professional fees) paid or incurred by or on behalf of the Lender in collecting any amount due hereunder. All payments of interest shall be net of any applicable withholding taxes, such taxes to be paid by the Lender so that the Borrower shall receive after tax the amount of interest provided above.

            The Borrower shall be entitled to prepay any amount outstanding under this Note at any time, without notice, penalty or bonus.

            The Lender shall be under no duty to exercise any or all of the rights and remedies given by this Note and the Borrower shall not be discharged from its obligations or undertakings hereunder: (i) should the Lender release or agree not to sue any person or entity against whom the Borrower has, to the knowledge of the Lender, a right of recourse, or (ii) should the Lender agree to suspend the right to enforce this Note against such person or entity or otherwise discharge such person or entity, or (iii) should the Lender extend, in whole or in part, the time for payment of this Note. No forbearance or indulgence shall operate as a waiver of any right or remedy of Lender or obligation of the Borrower, unless the Lender shall otherwise agree in writing. The Lender shall be entitled to invoke any right or recourse available to the Lender under this Note or at law and enforce any covenant or condition against the Borrower despite said forbearance or indulgence.

            The Borrower and each endorser or other party hereto does hereby waive presentment for payment, protest and demand, and notice of protest, demand and/or dishonor and non-payment of this Note, and all other notices or demands otherwise required by law that the Borrower may lawfully waive. This Note shall be paid without claim of set-off, counter-claim, deduction or defense of any nature or for any cause whatsoever.

            This Note shall be governed by and interpreted and enforced in accordance with the laws of the Province of Quebec and the laws of Canada applicable therein.

            The undersigned has expressly required that this Note and all documents and notices relating hereto be drafted in English. La soussignee est expressement exigee que le present billet et tous les documents et avis qui y sont afferents soient rediges en anglais.



TOTAL FIRST AID, INC.


Per:
     -----------------------------------------------
     Jeffery Tabin

                                 PROMISSORY NOTE


Montreal, Quebec                                                 JUNE 3RD, 2004

            For value received, the undersigned (the "BORROWER") hereby promises to pay to the order of 3113019 Canada Inc. (the "LENDER") the sum of ONE HUNDRED AND FIFTY THOUSAND US DOLLARS (US$150,000), on September 3rd, 2004 with interest at a fixed rate of ten percent (10%) until maturity and at an annual rate of 20% (the "INTEREST RATE") after maturity until paid in full, compounded monthly and not in advance. Interest on overdue interest shall accrue and be payable at the Interest Rate.

            The Borrower further agrees to pay all costs and expenses (including judicial and extra-judicial fees and expenses, and accounting and other professional fees) paid or incurred by or on behalf of the Lender in collecting any amount due hereunder. All payments of interest shall be net of any applicable withholding taxes, such taxes to be paid by the Lender so that the Borrower shall receive after tax the amount of interest provided above.

            The Borrower shall be entitled to prepay any amount outstanding under this Note at any time, without notice, penalty or bonus.

            The Lender shall be under no duty to exercise any or all of the rights and remedies given by this Note and the Borrower shall not be discharged from its obligations or undertakings hereunder: (i) should the Lender release or agree not to sue any person or entity against whom the Borrower has, to the knowledge of the Lender, a right of recourse, or (ii) should the Lender agree to suspend the right to enforce this Note against such person or entity or otherwise discharge such person or entity, or (iii) should the Lender extend, in whole or in part, the time for payment of this Note. No forbearance or indulgence shall operate as a waiver of any right or remedy of Lender or obligation of the Borrower, unless the Lender shall otherwise agree in writing. The Lender shall be entitled to invoke any right or recourse available to the Lender under this Note or at law and enforce any covenant or condition against the Borrower despite said forbearance or indulgence.

            The Borrower and each endorser or other party hereto does hereby waive presentment for payment, protest and demand, and notice of protest, demand and/or dishonor and non-payment of this Note, and all other notices or demands otherwise required by law that the Borrower may lawfully waive. This Note shall be paid without claim of set-off, counter-claim, deduction or defense of any nature or for any cause whatsoever.

            This Note shall be governed by and interpreted and enforced in accordance with the laws of the Province of Quebec and the laws of Canada applicable therein.

            The undersigned has expressly required that this Note and all documents and notices relating hereto be drafted in English. La soussignee est expressement exigee que le present billet et tous les documents et avis qui y sont afferents soient rediges en anglais.



TOTAL FIRST AID, INC.


Per:
     -----------------------------------------------
     Jeffery Tabin

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES



                          COMMON STOCK PURCHASE WARRANT


                  To Purchase 50,000 Shares of Common Stock of

                              TOTAL FIRST AID, INC.

                  THIS COMMON STOCK PURCHASE WARRANT CERTIFIES that, for value received, 3689697 Canada Inc. (the "HOLDER"), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after June 3rd, 2004 (the "INITIAL EXERCISE DATE") and on or prior to the close of business on June 2nd, 2007 (the "TERMINATION DATE") but not thereafter, to subscribe for and purchase from Total First Aid, Inc., a corporation incorporated in the State of Florida (the "COMPANY"), up to 50,000 shares (the "WARRANT SHARES") of Common Stock, par value $0.01 per share, of the Company (the "COMMON STOCK"). The purchase price of one share of Common Stock (the "EXERCISE PRICE") under this Warrant shall be $0.85, subject to adjustment hereunder. The Exercise Price and the number of Warrant Shares for which the Warrant is exercisable shall be subject to adjustment as provided herein.

         1. Title to Warrant. Prior to the Termination Date and subject to compliance with applicable laws and Section 7 of this Warrant, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed. The transferee shall sign an investment letter in form and substance reasonably satisfactory to the Company.

         2. Authorization of Shares. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

         3. Exercise of Warrant.

                  (a) Exercise of the purchase rights represented by this Warrant may be made at any time or times on or after the Initial Exercise Date and on or before the Termination Date by the surrender of this Warrant and the Notice of Exercise Form annexed hereto duly executed, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company) and upon payment of the Exercise Price of the shares thereby purchased by wire transfer or cashier's check drawn on a United States bank or by means of a cashless exercise pursuant to Section 3(d), the Holder shall be entitled to receive a certificate for the number of Warrant Shares so purchased. Certificates for shares purchased hereunder shall be delivered to the Holder within three (3) Trading Days after the date on which this Warrant shall have been exercised as aforesaid. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and the Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 5 prior to the issuance of such shares, have been paid.


                  (b) If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

         4. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price.

         5. Charges, Taxes and Expenses. Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

         6. Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

         7. Transfer, Division and Combination.

                  (a) Subject to compliance with any applicable securities laws and the conditions set forth in Sections 1 and 7(e) hereof and to the provisions of Section * of the Purchase Agreement, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

(b) This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 7(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

                  (c) The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 7.

                  (d) The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.

                  (e) If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws,
         (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act.

         8. No Rights as Shareholder until Exercise. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price (or by means of a cashless exercise), the Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

         9. Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

         10. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

         11. Adjustments of Exercise Price and Number of Warrant Shares.

                  (a) Stock Splits, etc. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following. In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares,
         (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which it would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Company which are purchasable hereunder, the Holder shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at an Exercise Price per Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or other securities of the Company resulting from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

         12. Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("OTHER PROPERTY"), are to be received by or distributed to the holders of Common Stock of the Company, then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of Warrant Shares for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 12. For purposes of this Section 12, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 12 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

         13. Voluntary Adjustment by the Company. The Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

         14. Notice of Adjustment. Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall give notice thereof to the Holder, which notice shall state the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

         15. Notice of Corporate Action. If at any time:

                  (a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

                  (b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation or,

                  (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Holder (i) at least 10 days' prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 10 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their Warrant Shares for securities or other property deliverable upon such disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 17(d).

         16. Authorized Shares. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Principal Market upon which the Common Stock may be listed.

                  Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

                  Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

         17. Miscellaneous.

                  (a) Jurisdiction. This Warrant shall constitute a contract under the laws of Florida, without regard to its conflict of law, principles or rules.

                  (b) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

                  (c) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies, notwithstanding all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

                  (d) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement; provided upon any permitted assignment of this Warrant, the assignee shall promptly provide the Company with its contact information.

                  (e) Limitation of Liability. No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant or purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

                  (f) Remedies. Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

                  (g) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

                  (h) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

                  (i) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

                  (j) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

                              ********************

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.


Dated: June 3rd, 2004
                                            TOTAL FIRST AID, INC.



                                            By:_________________________________
                                                  Name: Jeffery Tabin

                               NOTICE OF EXERCISE

To:      First Aid Direct, Inc.

         (1) The undersigned hereby elects to purchase ________ Warrant Shares of First Aid Direct, Inc. pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

         (2) Payment shall take the form of (check applicable box):

                           [  ] in lawful money of the United States; or

                           [ ] the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 3(d), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 3(d).

         (3) Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

                  ----------------------------------------

The Warrant Shares shall be delivered to the following:

                  ----------------------------------------

                  ----------------------------------------

                  ----------------------------------------

         (4) Accredited Investor. The undersigned is an "accredited investor" as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

                            [PURCHASER]


                            By: ______________________________
                                  Name:
                                  Title:

                            Dated:  ________________________

                                 ASSIGNMENT FORM

                    (To assign the foregoing warrant, execute
                   this form and supply required information.
                 Do not use this form to exercise the warrant.)



         FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to______________________________________________
whose address is ___________________________________________________________
____________________________________________________________________________


                                              Dated:  ______________, _______


                  Holder's Signature: __________________________

                  Holder's Address:_____________________________

                                   _____________________________



Signature Guaranteed:  ___________________________________________


NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES

                          COMMON STOCK PURCHASE WARRANT


                  To Purchase 186,667 Shares of Common Stock of

                              TOTAL FIRST AID, INC.

                  THIS COMMON STOCK PURCHASE WARRANT CERTIFIES that, for value received, 373 Florida Corp. (the "HOLDER"), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after June 3rd, 2004 (the "INITIAL EXERCISE DATE") and on or prior to the close of business on June 2nd, 2007 (the "TERMINATION DATE") but not thereafter, to subscribe for and purchase from Total First Aid, Inc., a corporation incorporated in the State of Florida (the "COMPANY"), up to 186,667 shares (the "WARRANT SHARES") of Common Stock, par value $0.01 per share, of the Company (the "COMMON STOCK"). The purchase price of one share of Common Stock (the "EXERCISE PRICE") under this Warrant shall be $0.85, subject to adjustment hereunder. The Exercise Price and the number of Warrant Shares for which the Warrant is exercisable shall be subject to adjustment as provided herein.

         1. Title to Warrant. Prior to the Termination Date and subject to compliance with applicable laws and Section 7 of this Warrant, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed. The transferee shall sign an investment letter in form and substance reasonably satisfactory to the Company.

         2. Authorization of Shares. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

         3. Exercise of Warrant.

                  (a) Exercise of the purchase rights represented by this Warrant may be made at any time or times on or after the Initial Exercise Date and on or before the Termination Date by the surrender of this Warrant and the Notice of Exercise Form annexed hereto duly executed, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company) and upon payment of the Exercise Price of the shares thereby purchased by wire transfer or cashier's check drawn on a United States bank or by means of a cashless exercise pursuant to Section 3(d), the Holder shall be entitled to receive a certificate for the number of Warrant Shares so purchased. Certificates for shares purchased hereunder shall be delivered to the Holder within three (3) Trading Days after the date on which this Warrant shall have been exercised as aforesaid. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and the Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 5 prior to the issuance of such shares, have been paid.


                  (b) If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

         4. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price.

         5. Charges, Taxes and Expenses. Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

         6. Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

         7. Transfer, Division and Combination.

                  (a) Subject to compliance with any applicable securities laws and the conditions set forth in Sections 1 and 7(e) hereof and to the provisions of Section * of the Purchase Agreement, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

                  (b) This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 7(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

                  (c) The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 7.

                  (d) The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.

                  (e) If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws,
         (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act.

                  8. No Rights as Shareholder until Exercise. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price (or by means of a cashless exercise), the Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

                  9. Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

                  10. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

         11. Adjustments of Exercise Price and Number of Warrant Shares.

                  (a) Stock Splits, etc. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following. In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares,
         (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which it would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Company which are purchasable hereunder, the Holder shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at an Exercise Price per Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or other securities of the Company resulting from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.


         12. Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("OTHER PROPERTY"), are to be received by or distributed to the holders of Common Stock of the Company, then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of

Directors of the Company) in order to provide for adjustments of Warrant Shares for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 12. For purposes of this Section 12, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 12 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

         13. Voluntary Adjustment by the Company. The Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

         14. Notice of Adjustment. Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall give notice thereof to the Holder, which notice shall state the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

         15. Notice of Corporate Action. If at any time:

                  (a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

                  (b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation or,

                  (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Holder (i) at least 10 days' prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 10 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their Warrant Shares for securities or other property deliverable upon such disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 17(d).

         16. Authorized Shares. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Principal Market upon which the Common Stock may be listed.

                  Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

                  Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

         17. Miscellaneous.

                  (a) Jurisdiction. This Warrant shall constitute a contract under the laws of Florida, without regard to its conflict of law, principles or rules.

                  (b) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

                  (c) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies, notwithstanding all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

                  (d) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement; provided upon any permitted assignment of this Warrant, the assignee shall promptly provide the Company with its contact information.

                  (e) Limitation of Liability. No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant or purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

                  (f) Remedies. Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

                  (g) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

                  (h) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

                  (i) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

                  (j) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

                              ********************

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.


Dated: June 3rd, 2004
                                            TOTAL FIRST AID, INC.



                                            By:_________________________________
                                                  Name: Jeffery Tabin

                               NOTICE OF EXERCISE

To:      First Aid Direct, Inc.

         (1) The undersigned hereby elects to purchase ________ Warrant Shares of First Aid Direct, Inc. pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

         (2) Payment shall take the form of (check applicable box):

                           [  ] in lawful money of the United States; or

                           [ ] the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 3(d), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 3(d).

         (3) Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

                  ----------------------------------------

The Warrant Shares shall be delivered to the following:

                  ----------------------------------------

                  ----------------------------------------

                  ----------------------------------------

         (4) Accredited Investor. The undersigned is an "accredited investor" as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

                            [PURCHASER]


                            By: ______________________________
                                  Name:
                                  Title:

                            Dated:  ________________________

                                 ASSIGNMENT FORM

                    (To assign the foregoing warrant, execute
                   this form and supply required information.
                 Do not use this form to exercise the warrant.)



         FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to______________________________________________
whose address is ___________________________________________________________
____________________________________________________________________________


                                              Dated:  ______________, _______


                  Holder's Signature: __________________________

                  Holder's Address:_____________________________

                                   _____________________________



Signature Guaranteed:  ___________________________________________


NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

                                                          1
NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES

                          COMMON STOCK PURCHASE WARRANT


                  To Purchase 50,000 Shares of Common Stock of

                              TOTAL FIRST AID, INC.

                  THIS COMMON STOCK PURCHASE WARRANT CERTIFIES that, for value received, 3113019 Canada Inc. (the "HOLDER"), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after June 3rd, 2004 (the "INITIAL EXERCISE DATE") and on or prior to the close of business on June 2nd, 2007 (the "TERMINATION DATE") but not thereafter, to subscribe for and purchase from Total First Aid, Inc., a corporation incorporated in the State of Florida (the "COMPANY"), up to 50,000 shares (the "WARRANT SHARES") of Common Stock, par value $0.01 per share, of the Company (the "COMMON STOCK"). The purchase price of one share of Common Stock (the "EXERCISE PRICE") under this Warrant shall be $0.85, subject to adjustment hereunder. The Exercise Price and the number of Warrant Shares for which the Warrant is exercisable shall be subject to adjustment as provided herein.

         1. Title to Warrant. Prior to the Termination Date and subject to compliance with applicable laws and Section 7 of this Warrant, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed. The transferee shall sign an investment letter in form and substance reasonably satisfactory to the Company.

         2. Authorization of Shares. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

         3. Exercise of Warrant.

                  (a) Exercise of the purchase rights represented by this Warrant may be made at any time or times on or after the Initial Exercise Date and on or before the Termination Date by the surrender of this Warrant and the Notice of Exercise Form annexed hereto duly executed, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company) and upon payment of the Exercise Price of the shares thereby purchased by wire transfer or cashier's check drawn on a United States bank or by means of a cashless exercise pursuant to Section 3(d), the Holder shall be entitled to receive a certificate for the number of Warrant Shares so purchased. Certificates for shares purchased hereunder shall be delivered to the Holder within three (3) Trading Days after the date on which this Warrant shall have been exercised as aforesaid. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and the Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 5 prior to the issuance of such shares, have been paid.


                  (b) If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

         4. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price.

         5. Charges, Taxes and Expenses. Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

         6. Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

         7. Transfer, Division and Combination.

                  (a) Subject to compliance with any applicable securities laws and the conditions set forth in Sections 1 and 7(e) hereof and to the provisions of Section * of the Purchase Agreement, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

                  (b) This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 7(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

                  (c) The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 7.

                  (d) The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.

                  (e) If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws,
         (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act.

         8. No Rights as Shareholder until Exercise. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price (or by means of a cashless exercise), the Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

         9. Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

         10. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

         11. Adjustments of Exercise Price and Number of Warrant Shares.

                  (a) Stock Splits, etc. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following. In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares,
         (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which it would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Company which are purchasable hereunder, the Holder shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at an Exercise Price per Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or other securities of the Company resulting from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

         12. Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("OTHER PROPERTY"), are to be received by or distributed to the holders of Common Stock of the Company, then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of Warrant Shares for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 12. For purposes of this Section 12, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 12 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

         13. Voluntary Adjustment by the Company. The Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

         14. Notice of Adjustment. Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall give notice thereof to the Holder, which notice shall state the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

         15. Notice of Corporate Action. If at any time:

                  (a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

                  (b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation or,

                  (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Holder (i) at least 10 days' prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 10 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their Warrant Shares for securities or other property deliverable upon such disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 17(d).

         16. Authorized Shares. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Principal Market upon which the Common Stock may be listed.

                  Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

                  Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

         17. Miscellaneous.

                  (a) Jurisdiction. This Warrant shall constitute a contract under the laws of Florida, without regard to its conflict of law, principles or rules.

                  (b) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

                  (c) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies, notwithstanding all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

                  (d) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement; provided upon any permitted assignment of this Warrant, the assignee shall promptly provide the Company with its contact information.

                  (e) Limitation of Liability. No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant or purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

                  (f) Remedies. Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

                  (g) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

                  (h) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

                  (i) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

                  (j) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

                              ********************

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.


Dated: June 3rd, 2004
                                            TOTAL FIRST AID, INC.



                                            By:_________________________________
                                                  Name: Jeffery Tabin

                               NOTICE OF EXERCISE

To:      First Aid Direct, Inc.

         (1) The undersigned hereby elects to purchase ________ Warrant Shares of First Aid Direct, Inc. pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

         (2) Payment shall take the form of (check applicable box):

                           [  ] in lawful money of the United States; or

                           [ ] the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 3(d), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 3(d).

         (3) Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

                  ----------------------------------------

The Warrant Shares shall be delivered to the following:

                  ----------------------------------------

                  ----------------------------------------

                  ----------------------------------------

         (4) Accredited Investor. The undersigned is an "accredited investor" as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

                            [PURCHASER]


                            By: ______________________________
                                  Name:
                                  Title:

                            Dated:  ________________________

                                 ASSIGNMENT FORM

                    (To assign the foregoing warrant, execute
                   this form and supply required information.
                 Do not use this form to exercise the warrant.)



         FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to______________________________________________
whose address is ___________________________________________________________
____________________________________________________________________________


                                              Dated:  ______________, _______


                  Holder's Signature: __________________________

                  Holder's Address:_____________________________

                                   _____________________________



Signature Guaranteed:  ___________________________________________


NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.